VELA FUNDS

(the “Trust”)

VELA Large Cap Plus Fund

(the “Fund”)

Class A: VELAX

Class I: VELIX

(a series of VELA Funds)

Supplement dated March 2, 2022

to the Summary Prospectus and Prospectus

dated January 12, 2022

This Supplement updates and supersedes any contrary information contained in the Summary Prospectus and the Prospectus. The Board of Trustees of the Trust has approved changes to the Fund. The changes, which are described below, will become effective on or about May 1, 2022 (the “Effective Date”).

On the Effective Date, the following non-fundamental investment policy of the Fund will be adopted and supersede the current non-fundamental investment policy of the Fund described in the subsection entitled “Additional Information About Principal and Non-Principal Investment Strategies and Principal and Non-Principal Risks” within the section entitled “Fund Details” on page 18 of the Prospectus:

The investment objective of the VELA Large Cap Plus Fund is to provide long-term capital appreciation. The fund, under normal market conditions, invests at least 80% of its net assets in long and short positions in U.S. equity securities with large market capitalizations. This is a non-fundamental investment policy that can be changed by the fund’s Board of Trustees upon 60 days’ prior notice to shareholders.

The fund invests its assets in U.S. equity securities of companies with market capitalizations within the range of the market capitalizations for the Russell 1000 Index that the Adviser believes are undervalued and selling short U.S. equity securities with market capitalizations within the range of the market capitalizations for the Russell 1000 Index that the Adviser believes are overvalued or have worse prospects than other investment opportunities.

On the Effective Date, in the section entitled “Principal Investment Strategy” on page 2 of the Summary Prospectus and in the subsection entitled “Principal Investment Strategy” within the section entitled “Fund Summary” on page 7 of the Prospectus, the first paragraph is deleted in its entirety and replaced with the following:

The fund, under normal market conditions, invests at least 80% of its net assets in long and short positions in U.S. equity securities with large market capitalizations. The fund will: (i) invest its assets in U.S. equity securities of companies with market capitalizations within the range of the market capitalizations for the Russell 1000 Index that the Adviser believes are undervalued and (ii) sell short U.S. equity securities with market capitalizations within the range of the market capitalizations for the Russell 1000 Index that the Adviser believes are overvalued or have worse prospects than other investment opportunities. Equity securities consist of common and preferred stocks. The capitalization range of the Russell 1000 Index is between $400 million and $2.9 trillion as of December 31, 2021. The size of the companies included in the Russell 1000 Index will change with market conditions. In addition, the fund may, under certain circumstances, invest in securities of small and mid capitalization companies. Under normal market conditions, the fund intends to maintain its net exposure in the range of 80% - 100% (long market value minus short market value). However, the long and short positions held by the fund will vary in size as market opportunities change. The fund’s long positions and their equivalents will generally range between 100% and 140% of the value of the fund’s net assets. The fund’s short positions will generally range between 0% and 40% of the value of the fund’s net assets.

On the Effective Date, in the section entitled “Performance” on page 4 of the Summary Prospectus and in the subsection entitled “Performance” within the section entitled “Fund Summary” on page 10 of the Prospectus, the Average Annual Total Return table is restated in its entirety for the purpose of reflecting the addition of the Russell 1000 Index.

Average Annual Total Return as of 12/31/21

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are shown for Class I shares only and will vary from the after-tax returns for the other share classes.

	Inception Date of Class	One Year	Life of Fund
Class I Return Before Taxes	9/30/20	28.21%	36.77%
Return After Taxes on Distributions		28.10%	36.63%
Return After Taxes on Distributions and Sale of Fund Shares		16.78%	28.24%
Class A Return Before Taxes	9/30/20	21.54%	30.94%
Russell 1000 Index*		26.45%	34.44%
S&P 500 Index		28.71%	34.06%

*In prior prospectuses, the Large Cap Plus Fund compared its performance only against the S&P 500 Index. The Fund’s Adviser believes the Russell 1000 Index is a more appropriate and accurate index against which to compare the Large Cap Plus Fund’s investment strategies and, therefore, the Russell 1000 Index will replace the S&P 500 Index as the Large Cap Plus Fund’s primary benchmark in future comparisons.

The Russell 1000 Index is an unmanaged market capitalization weighted index measuring the performance of the largest 1,000 companies by market capitalization in the Russell 3000 Index. The Russell 3000 Index is an unmanaged market capitalization weighted index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization.

The S&P 500 Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than are found in the fund’s portfolio.

You cannot invest directly in an index. Unlike mutual funds, an index does not incur expenses. If expenses were deducted, the actual returns of an index would be lower.

* * * * *

This supplement provides new information beyond that contained in the Summary Prospectus and the Prospectus, each dated January 12, 2022, and should be read in conjunction with those documents. The Prospectus has been filed with the Securities and Exchange Commission and is incorporated herein by reference.

Please retain this supplement for future reference.